SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 31, 2005
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                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
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(Commission File Number)                       (IRS Employer Identification No.)


                            AEP TEXAS CENTRAL COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Texas
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                (State or Other Jurisdiction of Incorporation)

         1-346                                           74-0550600
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(Commission File Number)                       (IRS Employer Identification No.)


1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to
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



Item 8.01.  Other Events

      Reference is made to the Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 2004 of AEP Texas Central Company (TCC). As reported in Note 4 to the Notes to the Financial Statements of Registrant Subsidiaries, TCC intends to file a net stranded cost true-up application with the Public Utility Commission of Texas (PUCT) to recover its net stranded generation plant costs and other true-up amounts, plus appropriate carrying charges. As of September 30, 2004, TCC had $1.5 billion in net stranded generation costs and other true-up regulatory assets. In December, 2004, the PUCT issued a final order in the CenterPoint Energy Houston Electric, LLC true-up proceeding (CenterPoint Order). Management of American Electric Power Company, Inc. and TCC have reviewed the CenterPoint Order and another prior true-up order as to their applicability to TCC. Based on this review, TCC recorded a $185 million pre-tax ($121 million net of tax) extraordinary provision in the fourth quarter of 2004 to reduce its stranded cost net regulatory assets. This provision relates principally to depreciation adjustments for 2002 and 2003 on TCC's generating assets. The PUCT asserted that such depreciation is not recoverable as part of a measure of net stranded generation plant costs nor through other true-up mechanisms. This provision is the result of deregulation of TCC's generation business under Texas restructuring legislation enacted in 1999 and, accordingly, will be reported as an extraordinary item.

      Based on management's review of the CenterPoint Order, TCC recorded a carrying cost on its adjusted stranded cost net regulatory assets for the period January 1, 2002 through December 31, 2004 which will be reported as income of approximately $302 million, and will increase TCC's net regulatory assets.

      TCC's future stranded cost proceedings could result in additional disallowances. Management is unable at this time to determine the nature and amount, if any, of any future provisions that may result.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.
                              AEP TEXAS CENTRAL COMPANY

                              By: /s/ Thomas G. Berkemeyer
                              Name:  Thomas G. Berkemeyer
                              Title: Assistant Secretary


January 31, 2005